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                                                                   EXHIBIT 10.54

                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT ("Agreement") by and among FutureLink Distribution Corp. (the "Company") and Sicola, Martin, Koons & Frank, Inc., a Texas corporation (the "Stockholder") is entered into effective September 8, 1999.

                                    RECITALS

     WHEREAS, the Company and the Stockholder are parties to a 1999 Client/Agency Proposal dated August 7, 1999, as revised September 8, 1999, and October 22, 1999 (the "Agency Agreement") pursuant to which the Company and/or its shareholders will transfer certain shares of Company common stock (the "Monthly Shares") to Stockholders and pursuant to which Stockholder may purchase certain shares of Company common stock from the Company (the "Warrant Shares") (the Monthly Shares and the Warrants Shares herein, collectively, the "Shares"); and

     WHEREAS, the Agency Agreement includes a condition to the obligations of each of the Company and the Stockholder to enter this Agreement; and

     WHEREAS, the Company has agreed to grant the Stockholder certain registration rights with respect to the Shares, upon the terms and conditions set forth in this Agreement, to induce the Stockholder to enter into the Agency Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

     In consideration of the mutual covenants and agreements contained in this Agreement and the Agency Agreement, and intending to be legally bound, the parties hereto agree as follows:

                                   AGREEMENT

        1.      Piggyback Registrations.

               (a) Right to Piggyback. At any time after March 6, 2000, whenever the Company proposes to register any Company Securities in an underwritten public offering under the Securities Act, except for any registration on Form S-4 or Form S-8 or any successor form (a "Piggyback Registration"), the Company will give written notice (in any event within five business days after its receipt of notice of any exercise of other registration rights) to the Stockholder of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received a written request for inclusion therein within 15 days after the delivery of the Company notice; provided, however, that the Stockholder shall be entitled to a maximum of four Company Piggyback Registrations; and provided, further, notwithstanding any other provision of this Agreement to
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the contrary, the Company shall include all unregistered Shares owned by
Stockholder in a registration of stock registered as a result of the Company's acquisition of Executive LAN Management, Inc., dba Micro Visions.

                (b) Piggyback Expenses. In all Piggyback Registrations, the Company will pay the Registration Expenses of such registration.

                (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to register for sale, (ii) second, securities requested to be included in such registration which are either Registrable Securities of securities having pari passu piggyback registration rights, pro rata among the holders of such securities on the basis of the number of shares owned by such holders, and (iii) third, other securities requested to be included in such registration.

                (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Company Securities, and the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, securities which are either Registrable Securities or securities having pari passu piggyback registration rights, among the holders of such securities on the basis of the number of securities so requested to be included therein, and (iii) third, other securities requested to be included in such registration.

                (e) Selection of Underwriters. The investment banker(s) and manager(s) who shall administer an offering in which the Stockholder exercises piggyback registration rights shall be selected by the Company.

        2.      Holdback Agreements.

                (a) The Stockholder agrees not to effect any public sale or public distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                (b) The Company agrees (i) not to effect any public sale or public distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Piggyback Registration (except as part of



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such underwritten registration or pursuant to registrations on Forms S-4, S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (ii) to use reasonable efforts to cause each holder (other than the Stockholder) of at least 5% (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

      3. Registration Procedures. Whenever the Stockholder has duly requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will:

            (a) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Stockholder copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

            (b) use its reasonable efforts to prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than twenty days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (c) furnish to the Stockholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) in order to facilitate the disposition of the Registrable Securities owned by the Stockholder;

            (d) use its reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions (not to exceed 15) as the Stockholder reasonably requests to enable the Stockholder to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Stockholder (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or
(iii) consent to general service of process in any such jurisdiction);

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          (e)  notify the Stockholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of the Stockholder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (g) enter into such customary agreements (including underwriting agreements in customary form) in order to expedite or facilitate the disposition of such Registrable Securities; and

          (h) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Stockholder reasonably requests (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

     4.   Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any regular annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

          (b) Except as provided herein, the Stockholder shall pay those Registration Expenses allocable to the registration of the Registrable Securities included in any registration statement filed pursuant to this Agreement, and any Registration Expenses not so allocable shall be allocated among all of the other sellers of securities included in such registration statement, in each case in the proportion that the selling price of the seller's securities bears to the aggregate selling price of all securities so registered, unless otherwise provided in any other agreements to which the Company is party.

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     5.   Indemnification.

          (a) The Company agrees to indemnify, to the extent permitted by law, the Stockholder, its officers and directors and each Person who controls such Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are (i) caused by or contained in any information furnished to the Company by such Stockholder for use therein, or (ii) by such Stockholder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Stockholder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their partners, officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Stockholder.

          (b) In connection with any registration statement in which the Stockholder is participating, the Stockholder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities
Act) against any losses, claims, damages, liabilities and expenses resulting from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Stockholder, and (ii) any failure by the Stockholder to comply with the legal requirements described in Section 5(a)(ii).

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel selected by the Company and reasonably satisfactory to the Stockholder. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. An indemnifying

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party who assumes the defense of a claim shall not be obligated to pay the fees and expenses of any separate counsel retained by any indemnified party.

     6. Participation in Underwritten Registrations. The Stockholder may not participate in any registration hereunder which is underwritten unless the Stockholder (a) agrees to sell the Stockholder's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custody agreements and other documents required under the terms of such underwriting arrangements.

     7.  Definitions.

         (a) The term "Company Securities" means any securities of the Company of a class registered under the 1934 Act.

         (b) The term "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

         (c)  The term "Registrable Securities" means (i) the Common Shares,
(ii) shares of the Company's Common Stock issued upon conversion of the Preferred Shares and (iii) any securities issued with respect to the Shares, by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have ceased to be Restricted Securities.

        (d) The term "Restricted Securities" means (i) the Shares and (ii) any securities issued with respect to the Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they are
(i) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (ii) transferrable pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (iii) otherwise transferred, and new certificates for them not bearing a restrictive transfer legend have been delivered by the Company. Whenever any particular securities cease to be Restricted Securities, the holder thereof will be entitled to receive from the Company, without expense, new certificates for such securities of like tenor not bearing a restrictive transfer legend based on restrictions on transfer contained in federal or state securities laws.

         (e) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Settlement Agreement.


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     8.  Material Non-Public Information. Notwithstanding the provisions of
Sections 1 and 3 hereof, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed sixty (60) calendar days in any 12-month period if there exists at the time material non-public information relating to the Company which is in the reasonable opinion of the Company, should not be disclosed at that time.

     9.  Miscellaneous.

         (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Stockholder in this Agreement.

         (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Stockholder, which consent shall not be unreasonably withheld.

         (d) Successors and Assigns. This Agreement, and the rights, covenants and agreements contained herein, shall be assignable by the Stockholder only with prior written consent of the Company or, in the event that Stockholder liquidates and in the process distributes the Shares among its shareholders, to the actual recipients of the Shares in such distribution, provided that such recipients, to be eligible to avail themselves of the registration rights hereunder, must agree at any time the Company is conducting an underwritten offering of its securities upon the request of the Company not to sell their Shares. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors and permitted assigns of the parties.

         (e) Term. The registration rights granted herein shall terminate on the first to occur of the tenth anniversary of the date hereof.

         (f) Notices. All notices and other communications hereunder shall be in writing and shall be deemed effective and given only upon receipt, when delivered personally, by facsimile transmission or by overnight courier, telexed or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

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                    (i)  To the Stockholder:
                         Sicola, Martin, Koons & Frank, Inc.
                         701 Brazos Street, Suite 1100
                         Austin, Texas 78701
                         Facsimile No.: (512) 343-1461
                         Attn.: Tom Sicola, Jr., President

                         with a copy to:

                         Selman Munson & Lerner, P.C.
                         111 Congress Avenue, Suite 1000
                         Austin, Texas 78701
                         Facsimile No.: (512) 505-5956
                         Attn.: M'Lou Patton Bell

                    (ii) To the Company

                         6 Morgan, Suite 100
                         Irvine, California
                         Facsimile No. (949) 837-4433
                         Attention: President

                         with a copy to:

                         Paul, Hastings, Janofsky & Walker LLP
                         345 California Street
                         San Francisco, California 94104-2635
                         Facsimile No.: (415) 835-1647
                         Attn.: Tom Pollock

               (g) Governing Law. THIS AGREEMENT WILL BE CONSTRUED AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CHOICE OF LAW PROVISIONS WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

               (h) Confidentiality. The Stockholder shall treat as confidential and shall not use confidential information of the Company acquired from the Company pursuant to this Agreement except in accordance with the terms and provisions of this Agreement and the Stockholder's rights and obligations hereunder, and, except for Stockholder's agents and representatives, will not disclose the same or any part thereof to any third party without the prior written approval of the Company; provided, however, that nothing contained herein shall in any way restrict or impair the Stockholder's right to use, disclose, or otherwise deal with any information of the Company which:

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                  (i)   at the time of the disclosure is generally available to
the public or thereafter becomes available to the public by publication or otherwise through no act of the Stockholder;

                  (ii) was in the Stockholder's possession prior to the time of disclosure hereunder and was not acquired directly or indirectly from the Company;

                  (iii) is independently made available to the Stockholder as a matter of right by a third party; or

                  (iv) was developed independent of the confidential information obtained for the Company.

      IN WITNESS WHEREOF, the Company and the Stockholder have executed this Agreement on the date first written above.

                                          SICOLA, MARTIN, KOONS & FRANK, INC.,
                                          a Texas corporation


                                          By: /s/ TOM SICOLA, JR.
                                              ---------------------------------
                                              Tom Sicola, Jr., President


                                          FUTURELINK DISTRIBUTION CORP.,
                                          a Colorado corporation


                                          By:    /s/ KYLE B.A. SCOTT
                                                 ------------------------------
                                          Name:  Kyle B.A. Scott
                                                 -------------------------------
                                          Title: Secretary
                                                 ------------------------------